                                                                    EXHIBIT 99.3


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE SOLD, OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS, OR IN VIOLATION OF THE RESTRICTION ON TRANSFER CONTAINED IN SECTIONS 7.1 AND 7.2 OF THIS WARRANT.

                      WARRANT TO PURCHASE 1,375,000 SHARES
                               OF COMMON STOCK OF
                         SCIENTIFIC LEARNING CORPORATION

         This certifies that WPV, INC., a Delaware corporation, and its successors and assigns (collectively, the "Holder"), for value received, is entitled to purchase from SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the "Company"), having a place of business at 1995 University Avenue, Suite 400, Berkeley, California 94704, a maximum of 1,375,000 fully paid and nonassessable shares of the Company's common stock, par value $0.001 per share ("Common Stock") for cash at a price of $8.00 per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Pacific time) on March 9, 2008 (the "Expiration Date"), upon satisfaction by the Holder of the conditions set forth in Section 1.1 hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

         This Warrant is made on the following terms and subject to the following conditions:

1.       EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         1.1. GENERAL. This Warrant is exercisable at the option of the Holder, at any time or from time to time up to and including 5:00 p.m. (Pacific time) on the Expiration Date, for all or any part of the shares of Common Stock (but not for a fraction of a share) that may be purchased hereunder. The shares of Common Stock purchased under this Warrant will be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which the following are delivered to the Company's principal office (or such other location as the Company may advise the Holder in writing): (a) this Warrant properly endorsed; (b) a completed, executed Form of Subscription, in a form substantially equivalent to Exhibit A hereto and a completed, executed letter of Investment Representations, in a form substantially equivalent to Exhibit B hereto; and (c) if applicable, cash, a certified check, or delivery of funds via wire transfer, in an amount equal to the aggregate exercise price for the number of shares for which this Warrant is being exercised (determined as the number of shares to be issued upon exercise multiplied by the Stock Purchase Price) unless the Holder elects to conduct a net issue exercise pursuant to
Section 1.2 hereof. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares that may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder within a reasonable time. Each stock certificate so delivered shall be in such denomination of Common Stock as may be requested by the Holder and shall be registered in the name of the Holder.

1.2. NET ISSUE EXERCISE. Notwithstanding anything otherwise to the contrary, if the fair market value of one share of the Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of payment by the Holder of cash for the shares of Common Stock to be purchased upon an exercise of this Warrant, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by notice of such election to the Company and satisfaction only of the conditions set forth in Sections 1.1(a) and 1.1(b) hereof, in which event the Company will issue to the Holder a number of shares of Common Stock computed using the following formula:




                  X = Y (A-B)
                      -------
                         A

                  Where    X =      the number of shares of Common Stock to be
                                    issued to the Holder

                           Y =      the number of shares of Common Stock
                                    purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled
                                    (at the date of such calculation)

                           A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                           B = Stock Purchase Price (as adjusted to the date of such calculation)



For purposes of the above calculation, fair market value of one share of Common Stock shall be the average of the bid and ask (or, if not available, the closing price) of the Company's Common Stock on the Nasdaq National Market or such other domestic market or exchange on which the shares of Common Stock are traded on the day prior to the exercise of this Warrant, as reported in the Wall Street Journal.

2.       SHARES TO BE FULLY PAID; RESERVATION OF SHARES.

         All shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved, for the purpose of issue upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company shall take all such actions as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; PROVIDED, HOWEVER, that the Company will not be required to effect a registration under Federal or state securities laws with respect to such exercise. The Company shall not take any action that would result in any adjustment of the Stock Purchase Price if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all outstanding shares of Preferred Stock and shares of Preferred Stock issuable upon the exercise of all outstanding options and warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all outstanding options, would exceed the total number of shares of Common Stock then authorized by the Company's Restated Certificate of Incorporation.

3.       ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES.

         The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

         3.1. SUBDIVISION OR COMBINATION OF STOCK. If the Company at any time subdivides its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, if the outstanding shares of Common Stock of the Company are combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

         3.2. DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) receive or become entitled to receive, without payment therefor:

              (A) Common Stock or any shares of stock or other securities that are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

              (B) any cash paid or payable otherwise than as a cash dividend; or

              (C) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments, which are covered by the terms of Section 3.1), then, and in each such case, the Holder shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) that the Holder would hold on the date of such exercise had it been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

         3.3. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction, is effected in such a way that holders of Common Stock are entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument delivered to the Company and to the Holder the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

         3.4. CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to give the Holder upon exercise of the Warrant for the same aggregate Stock Purchase Price the total number, class and kind of shares as it would have owned had the Warrant been exercised prior to the event and had it continued to hold such shares until after the event requiring adjustment.

         3.5. NOTICES OF CHANGE.

              (A) Immediately upon any adjustment in the number or class of shares subject to this Warrant or the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

              (B) The Company shall give written notice to the Holder at least ten Business Days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions. For purposes of this Warrant, "Business Day" shall mean any day (except Saturday or Sunday) on which banks are scheduled to be open to conduct business in the City of New York.

              (C) The Company shall also give written notice to the Holder at least twenty Business Days prior to the date on which an Organic Change is scheduled to take place.

4.       ISSUE TAX.

         The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder for any issue tax (other than any applicable income taxes) in respect thereof; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

5.       CLOSING OF BOOKS.

         The Company shall at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner that interferes with the timely exercise of this Warrant.

6.       NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY.

         Nothing contained in this Warrant shall be construed as conferring upon the Holder solely in its capacity as holder of this Warrant the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or any rights whatsoever as a stockholder of the Company prior to the purchase by the Holder of shares of Common Stock pursuant to an exercise of this Warrant. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant is exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of the Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

7.       DISPOSITION.

         7.1. UNREGISTERED SECURITY. Subject to compliance with applicable federal and state securities laws and the transfer restriction set forth in
Section 7.2 of this Warrant, this Warrant and all rights hereunder are transferable in whole or in part upon surrender of this Warrant properly endorsed. Each holder of this Warrant acknowledges that this Warrant, and the shares of Common Stock purchasable upon exercise of this Warrant (the "Warrant Shares") have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant and any Warrant Shares issued upon its exercise until one of the following events shall have occurred:

              (A) the Company shall have received an opinion of counsel, in form and substance reasonably acceptable to the Company and its counsel, or other evidence reasonably acceptable to the Company, stating that the contemplated transfer is exempt from registration under the 1933 Act as then in effect, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder. Within five Business Days after delivery to the Company and its counsel of such opinion or evidence, the Company either shall deliver to the proposed transferor a statement to the effect that such opinion or evidence is not satisfactory in the reasonable opinion of its counsel (and shall specify in detail the legal analysis supporting any such conclusion) or shall authorize the Company's transfer agent to make the requested transfer; or

              (B) the Company shall have been furnished with a letter from the Commission in response to a written request in form and substance acceptable to counsel for the Company setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer; or

              (C) the Warrant and any Warrant Shares, as applicable, are transferred pursuant to a registration statement which has been filed with the Commission and has become effective; or

              (D) the Warrant and any Warrant Shares, as applicable, are transferred pursuant to and in accordance with Rule 144 or Rule 144A promulgated by the Commission under the 1933 Act accompanied, upon reasonable request, by an opinion of counsel reasonably satisfactory to the Company that such transfer complies with Rule 144 or 144A.

Each certificate or other instrument for Warrant Shares issued upon the exercise. of this Warrant shall bear a legend substantially to the foregoing effect.

         7.2. TRANSFERS. To the extent the Holder transfers this Warrant in part, the Holder shall either: (i) make such transfer to an affiliate (as such term is defined in the rules promulgated under the Securities Exchange Act of 1934, as amended); or (ii) transfer at a minimum Warrants representing the right to purchase 200,000 shares of Common Stock (appropriately adjusted for any stock split, dividend, combination or other recapitalization). Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

8.       LOST WARRANTS.

         Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, shall make and deliver a new Warrant of like tenor to the Holder in lieu of the lost, stolen, destroyed or mutilated Warrant.

9.       FRACTIONAL SHARES.

         No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the fair market value of a share of Common Stock at the time of such exercise. For such purposes, fair market value of one share of Common Stock shall be the average of the bid and ask (or, if not available, the closing price) of the Company's Common Stock on the Nasdaq National Market or such other domestic market or exchange on which the shares of Common Stock are traded on the day prior to the exercise of this Warrant as reported in the Wall Street Journal.

10.      MISCELLANEOUS.

         10.1. BINDING UPON SUCCESSORS. This Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the Holder. Nothing in this Warrant, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Warrant.

         10.2. GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, irrespective of any contrary result otherwise required under the conflict or choice of law rules of Delaware.

         10.3. NOTICES. Any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, postage prepaid, addressed to the Company at 1995 University Avenue, Suite 400, Berkeley, California 94704, or to the Holder at 466 Lexington Avenue, New York, New York 10017, or at such other address as may be designated by ten Business Days' advance written notice to the Company or the Holder, as applicable.

         10.4. MODIFICATION; WAIVER. No modification or waiver of any provision of this Warrant or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Holder.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized, this 9th day of March 2001.

                         SCIENTIFIC LEARNING CORPORATION

                         By: /s/ JANE A. FREEMAN
                            ---------------------------
                            Jane A. Freeman
                            Chief Financial Officer



             [SIGNATURE PAGE TO WARRANT TO PURCHASE 1,375,000 SHARES
               OF COMMON STOCK OF SCIENTIFIC LEARNING CORPORATION]

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                                                Date:______________________


Scientific Learning Corporation
1995 University Avenue, Suite 400
Berkeley, CA  94704

Attn:  Chief Executive Officer

Ladies and Gentlemen:

(PLEASE CHECK ONE)

|_| The undersigned hereby elects to exercise the warrant issued to it by Scientific Learning Corporation (the "Company") and dated March 9, 2001 (the "Warrant") and to purchase thereunder _________________________ shares of the Common Stock of the Company (the "Shares") at a purchase price of _____________________ Dollars ($________) per Share or an aggregate purchase price of ___________________________ Dollars ($_________) (the
     "Purchase Price"). Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.


|_| The undersigned hereby elects to convert ____________________________ percent (____%) of the value of the Warrant pursuant to the provisions of
     Section 1.2 of the Warrant allowing a "Net Issue Exercise" in exchange for ___________ shares of the Common Stock of the Company.


         The undersigned also makes the representations set forth on the attached Exhibit B of the Warrant.

                            Very truly yours,

                            WPV, INC.

                            By:___________________________________
                               Name:______________________________
                               Title: ____________________________

                                    EXHIBIT B

                           INVESTMENT REPRESENTATIONS

THESE INVESTMENT REPRESENTATIONS MUST BE COMPLETED, SIGNED AND RETURNED TO SCIENTIFIC LEARNING CORPORATION ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED MARCH 8, 2001 WILL BE ISSUED.

                                              Date: _________________



Scientific Learning Corporation
1995 University Avenue, Suite 400
Berkeley, CA  94704

Attn:  Chief Executive Officer

Ladies and Gentlemen:

         The undersigned, WPV, Inc. ("Purchaser"), intends to acquire up to _______ shares of the Common Stock (the "Common Stock") of Scientific Learning Corporation (the "Company") from the Company pursuant to the exercise or conversion of certain Warrants to purchase Common Stock held by Purchaser. The Common Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

         Purchaser is acquiring the Common Stock for its own account, to hold for investment, and Purchaser will not make any sale, transfer or other disposition of the Common Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

         Purchaser has been advised that the Common Stock has not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

         Purchaser has been informed that under the 1933 Act, the Common Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Common Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

         Purchaser also understands and agrees that there will be placed on the certificate(s) for the Common Stock, or any substitutions therefor, a legend stating in substance:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. These shares have been acquired for investment and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the Securities Act and applicable state securities laws, or an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."

         Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Common Stock with Purchaser's counsel.

                                       Very truly yours,

                                       WPV, INC.

                                       By:___________________________
                                          Name:______________________
                                          Title:_____________________